UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

JOHN WILEY & SONS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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John Wiley & Sons, Inc.
111 River Street
Hoboken, New Jersey 07030

SUPPLEMENT TO PROXY STATEMENT
First distributed on August 18, 2021

2021 Annual Meeting of Shareholders

The purpose of this supplement, dated August 19, 2021 (this “Supplement”), to the definitive proxy statement (the “Proxy Statement”) of John Wiley & Sons, Inc. (the “Company”), filed with the U.S. Securities and Exchange Commission on August 18, 2021, relating to the Company’s Annual Meeting of Stockholders to be held on September 30, 2021, at 10:00 a.m., Eastern Daylight Time, is solely to correct the typographical errors of the record date on pages 60 and 62 of our Proxy Statement, which should state August 6, 2021.

Except as described above, this Supplement to the Proxy Statement does not modify, amend, supplement, or otherwise affect the Proxy Statement.